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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 22, 1998 included in The Shaw Group Inc.'s Form 10-K for the year ended August 31, 2000 and to all references to our Firm included or incorporated by reference in the registration statement.

                                             /s/ Hannis T. Bourgeois, LLP

Baton Rouge, Louisiana
June 11, 2001